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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07733

                          Pioneer International Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2005 through March 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                  INTERNATIONAL
                                     EQUITY
                                      FUND

                                     Annual
                                     Report

                                     3/31/06

                             [LOGO] PIONEER
                                    INVESTMENTS(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             7
Prices and Distributions                                                      8
Performance Update                                                            9
Comparing Ongoing Fund Expenses                                              14
Schedule of Investments                                                      16
Financial Statements                                                         27
Notes to Financial Statements                                                36
Report of Independent Registered Public Accounting Firm                      46
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      47
Trustees, Officers and Service Providers                                     53

                                                                     President's

Dear Shareowners,
--------------------------------------------------------------------------------
There's a conundrum seen when observing the U.S. economy. In spite of sky high oil prices and real estate prices starting to soften, the U.S. economy was on a tear in the first quarter of 2006. Sizzling, roaring, and surging are terms used recently in headlines to describe the current state of our economy.

Our nation's gross domestic product (GDP), the broadest measure of the economy's strength, rose at an annual rate of 4.8% in the first quarter, the fastest growth rate since the third quarter of 2003. Part of this growth is a rebound from a soft fourth quarter, but there is also real underlying growth. Business spending is up 14.3% as the caution of previous years is being overcome by the need for equipment and technology. Consumers are doing their part by pushing the sales of consumer durables up 20.6% through the purchase of new household goods and luxury items.

It is difficult to project how long this growth will last, but most economists tend to agree that it can do so as long as business and consumer demand continues and inflation remains low.

Foreign markets are also faring well, benefiting from growth-oriented economic policies, and world economic growth is becoming more broadly based. The Japanese economy is expanding, and there are signs of a sustained recovery in Europe. Growth in the emerging economies and developing nations remains solid, with tremendous strength in China, India and Russia. Looking forward, we expect strong growth to continue, yet we remain cautious.

Investor confidence, a favorable economic climate and healthy corporate profitability and cash flow have helped global stock markets continue their strong performance in 2006.

The broad U.S. stock market is doing extremely well thus far in 2006. Investors seem to have grown accustomed to companies generally delivering on their earnings promises, lessening anxiety in the marketplace. Investors are feeling confident with stocks, especially those of mid-sized and small companies, which have far outpaced large-cap stocks.

Yet, the Federal Reserve response to the strong economy in the first quarter has been cautious, weighing whether further interest hikes are necessary.

Letter

This concerns some in the financial markets, who have grown accustomed to the Fed confidently determining the movement of rates in the past.

The Treasury-bond market ended the first quarter with short- and long-term bond yields almost equal - a flat yield curve. Although municipal-bond yields are not quite flat, the difference between short- and long-term interest rates is the smallest it has been since 1989. Even if the Fed's interest rate hikes end soon, intermediate and long interest rates are still low relative to inflation.

In summary, the economy and financial markets in the U.S. are prospering and the fundamentals remain, in our view, healthy going forward. However, there are no guarantees in investing: we know from a long-view of history that sudden shifts can occur with little warning. We need only look to the natural disasters and political upheavals of 2005. As such, we continue to pursue our philosophy in stock and bond portfolio management: global resources dedicated to fundamental research in the pursuit of opportunities that offer an attractive balance of risk and reward to help our shareowners grow their assets.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood, President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06
--------------------------------------------------------------------------------

International stocks surged during the 12 months ended March 31, 2006 - making fiscal 2006 the third consecutive year of strong gains for Pioneer International Equity Fund. Underpinned by solid global growth, relatively low inflation and strong corporate profits, the breadth of the rally was considerable, with the Fund's holdings in both developing and developed markets delivering strong absolute performance. In the following interview, lead portfolio manager Christopher Smart discusses the factors contributing to the Fund's performance and his outlook for the months ahead.

Q:  How did the Fund perform during fiscal 2006?

A: The Fund's investments rallied considerably during the fiscal year, producing returns that were nearly double the 11.72% return for the Standard & Poor's 500 Index, a commonly-followed benchmark that invests exclusively in U.S. companies. Clearly, it was a year for diversifying assets into foreign stocks.

    For the 12 months ended March 31, 2006, Pioneer International Equity Fund's Class A shares rose 23.93% at net asset value. In comparison, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, climbed 24.94% for the same period. The average return for the 211 International Large-Cap Core funds in the Fund's Lipper category was 25.11%. The Fund's relative underperformance was due to the disappointing performance of the telecom sector. Although the portfolio's weighting in this sector was in line with the benchmark, two holdings - wireless provider Vodafone Group and telecommunications provider France Telecom - encountered some headwind during the fiscal year.

    Vodafone's stock fell in response to the company's announcement in November 2005 that it was facing substantially new competition in Europe. We believe that this news, combined with the difficulties that Vodafone is experiencing with the restructuring of its subsidiary in Japan, will generate much slower growth in the next few years. Consequently, we sold the entire position last December. Investments in France Telecom also fell during the year, but we believe that the company's prospects are more attractive longer term and are retaining the stock in the portfolio at this time.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Investments in emerging markets made a valuable contribution to performance during the first half of the fiscal year. Did this trend continue?

A: Absolutely. While the Fund's investments in emerging markets constitute less than 10% of the portfolio, they had a considerable impact on performance during the fiscal year. Investments in Brazil, China, Turkey and Korea made stellar gains. Two companies were particularly noteworthy. China Life Insurance is benefiting from the increased demand for its products as an ever more prosperous class of Chinese look for ways to invest their savings. Turkiye Is Bankasi, Turkey's largest banking group, has significant industrial holdings and is benefiting from a recovery in consumer demand for both goods and credit.

Q: The recovery in Japan continues. Where did you find the most rewarding investment opportunities?

A: One of our most successful strategies in Japan has been focusing on property stocks, which have been decisive winners in the economic recovery. After years of deflation, property prices are on the rise in major cities around the country. This improving picture is raising consumer confidence and giving companies an incentive to build factories and other infrastructure projects. Two of the Fund's investments - Japan's largest property developer Mitsui Fudosan and residential builder Shimizu - appreciated strongly.

Q: Europe is experiencing new signs of growth. Are the Fund's European investments benefiting?

A: With the exception of the telecommunications sector, holdings across Europe fared well - particularly in the financial services sector. Societe Generale is focused on lowering costs to improve its profit margins. In addition, this diversified bank is building retail financial services outside of France to increase its market share. Credit Suisse, which is domiciled in Switzerland, has initiated substantial internal restructuring and cost reductions in its investment banking and insurance divisions. We think these changes will be effective and contribute to its future profitability and growth prospects.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/06                              (continued)
--------------------------------------------------------------------------------

    The Fund's investments in AstraZeneca (United Kingdom) performed relatively well within the pharmaceutical sector. While we have had confidence in the stock for some time, it appears that many investors are beginning to recognize the inherent value of its pipeline of new drugs in development. This renewed interest helped to push its stock price higher during the second half of the fiscal year.

Q:  What is your outlook for coming months?

A: Although three years of strong performance may warrant some extra caution, we continue to believe that international stocks are an attractive asset class for long-term investors. Any new signs of inflation could force central banks to raise interest rates faster than we currently expect.
    But as long as inflationary pressures remain tame, we are upbeat about growth prospects worldwide. In Japan, domestic forces, including rising wages and climbing property values, are driving the recovery there.
    Europe may face some headwinds if the Central Bank tightens significantly, but consumer optimism appears buoyant. And in emerging markets, increasing prosperity and rising consumer demand are driving economic growth. We shall be keeping a sharp eye on valuations to ensure that stock prices remain reasonable relative to earnings prospects, but we still believe that the long term outlook for international markets remains bright.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                88.0%
U.S. Common Stocks                                                          4.4%
Temporary Cash Investment                                                   3.7%
Depositary Receipt for International Stocks                                 2.5%
International Preferred Stocks                                              1.4%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A GRAPHIC CHART IN THE PRINTED MATERIAL]

Japan                 27.1%                           Netherlands          1.6%

France                14.8%                           Ireland              1.4%

United Kingdom        14.4%                           People's Republic
                                                        of China           1.3%
Switzerland           10.5%
                                                      Singapore            1.1%
Germany               8.1%
                                                      Norway               0.8%
Sweden                3.5%
                                                      Austria              0.7%
Spain                 2.4%
                                                      Russia               0.6%
South Korea           2.3%
                                                      Turkey               0.5%
Italy                 2.0%
                                                      Panama               0.4%
Brazil                2.0%
                                                      Poland               0.4%
Australia             1.9%
                                                      Greece               0.3%
United States         1.6%
                                                      Belgium              0.3%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

   1.   Royal Bank of Scotland Group Plc    2.66%      6.    Roche Holdings AG        2.08%
   2.   CS Group                            2.65       7.    Barclays Plc             1.89
   3.   Total SA                            2.57       8.    Ericsson LM Tel Sur B    1.85
   4.   BNP Paribas SA                      2.46       9.    Astrazeneca Plc          1.84
   5.   Repsol SA                           2.35      10.    E.On AG                  1.74

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

         Class          3/31/06   3/31/05
---------------------- --------- --------
            A           $24.90   $20.72
            B           $22.82   $19.20
            C           $22.56   $18.99
     Investor Class     $24.97   $20.75
            Y           $25.05   $20.83

Distributions Per Share
--------------------------------------------------------------------------------

                                   3/31/05 - 3/31/06
                       ------------------------------------------
                                      Short-Term      Long-Term
         Class          Dividends   Capital Gains   Capital Gains
---------------------- ----------- --------------- --------------
            A            $0.0073       $0.1576         $0.5126
            B            $   --        $0.1576         $0.5126
            C            $   --        $0.1576         $0.5126
     Investor Class      $0.0253       $0.1576         $0.5126
            Y            $0.1323       $0.1576         $0.5126

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of March 31, 2006)
                                           Public
                              Net Asset   Offering
                                Value      Price
Period                          (NAV)      (POP)
 Life-of-Class
 (10/31/96)                     6.78%       6.10%
 5 Years                        8.89        7.60
 1 Year                        23.93       16.82

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer International
                            Equity Fund                   MSCI EAFE Index
                            -----------                   ---------------
10/96                           9425                           10000
                               10488                           10115
3/98                           12728                           12030
                               11803                           12796
3/00                           17542                           16046
                               11410                           11927
3/02                           10841                           10997
                                7917                            8734
3/04                           11936                           13338
                               14093                           15405
3/06                           17464                           19246

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of acquiring (either by purchasing or exchanging) Fund shares. See the prospectus for complete details.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of March 31, 2006)

Period                     If Held   If Redeemed
 Life-of-Class
 (10/31/96)                   5.79%     5.79%
 5 Years                      7.90      7.90
 1 Year                      22.85     18.85

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer International
                            Equity Fund                   MSCI EAFE Index
                            -----------                   ---------------
10/96                         10000                           10000
                              11053                           10115
3/98                          13300                           12030
                              12212                           12796
3/00                          18001                           16046
                              11615                           11927
3/02                          10941                           10997
                               7916                            8734
3/04                          11819                           13338
                              13829                           15405
3/06                          16989                           19246

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of acquiring (either by purchasing or exchanging) Fund shares. See the prospectus for complete details.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of March 31, 2006)

Period                     If Held   If Redeemed
 Life-of-Class
 (10/31/96)                   5.67%     5.67%
 5 Years                      7.69      7.69
 1 Year                      22.84     22.84

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer International
                            Equity Fund                   MSCI EAFE Index
                            -----------                   ---------------
10/96                          10000                           10000
                               11080                           10115
3/98                           13313                           12030
                               12225                           12796
3/00                           17987                           16046
                               11601                           11927
3/02                           10877                           10997
                                7844                            8734
3/04                           11676                           13338
                               13679                           15405
3/06                           16803                           19246

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of acquiring (either by purchasing or exchanging) Fund shares. See the prospectus for complete details.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of March 31, 2006)

Period                     If Held   If Redeemed
 1 Year                      24.18%    24.18%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer International
                            Equity Fund                   MSCI EAFE Index
                            -----------                   ---------------
12/04                          10000                           10000
3/05                            9990                            9990
3/06                           12406                           12482

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Certain Pioneer funds ("the Funds") issued Investor Class share in connection with the reorganization of Safeco mutual funds. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class Shares. All Investor Class shares of the Fund, whenever issued, convert to Class A shares on December 10, 2006. Investor Class shares are not subject to sale charges.

   The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of acquiring (either by purchasing or exchanging) Fund shares. See the prospectus for complete details.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/06                                        CLASS Y SHARES

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

Average Annual Total Returns
(As of March 31, 2006)

Period                     If Held   If Redeemed
 Life-of-Class
 (8/10/04)                    6.90%     6.90%
 5 Years                      9.13      9.13
 1 Year                      24.65     24.65

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer International
                            Equity Fund                   MSCI EAFE Index
                            -----------                   ---------------
10/96                          10000                           10000
                               11132                           10115
3/98                           13509                           12030
                               12527                           12796
3/00                           18617                           16046
                               12110                           11927
3/02                           11506                           10997
                                8402                            8734
3/04                           12669                           13338
                               15036                           15405
3/06                           18743                           19246

--------------------------------

   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Performance for periods prior to the inception of Class Y shares reflects in NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher then those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charge and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains Other share classes are available for which performance and expenses will differ.

   The Fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 30 days of acquiring (either by purchasing or exchanging) Fund shares. See the prospectus for complete details.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

   The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from October 1, 2005 through March 31,
2006.

 Share Class                          A            B            C      Investor         Y
------------------------------------------------------------------------------------------------
 Beginning Account Value        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 10/1/05
 Ending Account Value           $1,135.72    $1,130.80    $1,130.19    $1,136.66    $1,138.25
 (after expenses)
 On 3/31/06
 Expenses Paid During Period*   $    8.52    $   13.28    $   13.28    $    7.46    $    5.65

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.50%, 2.50%, 1.40% and 1.06% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2005 through March 31, 2006.

 Share Class                        A            B            C        Investor         Y
-------------------------------------------------------------------------------------------------
 Beginning Account Value        $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 10/1/05
 Ending Account Value           $1,016.95    $1,012.47    $1,012.47    $1,017.95    $1,019.65
 (after expenses)
 On 3/31/06
 Expenses Paid During Period*   $    8.05    $   12.54    $   12.54    $    7.04    $    5.34

* Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.50%, 2.50%, 1.40% and 1.06% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06
--------------------------------------------------------------------------------

   Shares                                                                  Value
              PREFERRED STOCK - 1.4%
              Utilities - 1.4%
              Multi-Utilities - 1.4%
  29,800      RWE AG                                                $  2,329,248
                                                                    ------------
              Total Utilities                                       $  2,329,248
                                                                    ------------
              TOTAL PREFERRED STOCK                                 $  2,329,248
                                                                    ------------
              (Cost $1,733,278)
              COMMON STOCK - 95.3%
              Energy - 7.9%
              Integrated Oil & Gas - 6.4%
  19,400      Petrobras Brasileiro (A.D.R.)                         $  1,549,090
 136,900      Repsol SA                                                3,880,251
  45,000      Statoil ASA                                              1,282,280
  16,100      Total SA*                                                4,245,498
                                                                    ------------
                                                                    $ 10,957,119
                                                                    ------------
              Oil & Gas Equipment & Services - 1.5%
  56,100      Saipem S.p.A.                                         $  1,296,690
  18,600      Technip                                                  1,263,105
                                                                    ------------
                                                                    $  2,559,795
                                                                    ------------
              Total Energy                                          $ 13,516,914
                                                                    ------------
              Materials - 8.0%
              Construction Materials - 2.4%
  20,430      CRH Plc                                               $    712,591
  30,700      Holcim, Ltd.                                             2,445,885
   8,913      Lafarge BR                                               1,007,746
                                                                    ------------
                                                                    $  4,166,222
                                                                    ------------
              Diversified Chemical - 0.2%
   3,700      BASF AG                                               $    290,272
                                                                    ------------
              Diversified Metals & Mining - 3.1%
 104,300      Broken Hill Proprietary Co., Ltd.                     $  2,079,956
  28,500      Freeport-McMoRan Copper & Gold, Inc. (Class B)           1,703,445
  27,700      Rio Tinto Plc                                            1,429,038
                                                                    ------------
                                                                    $  5,212,439
                                                                    ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                              Value
              Specialty Chemicals - 0.6%
  20,000      Shin-Etsu Chemical Co., Ltd.                      $  1,086,014
                                                                ------------
              Steel - 1.7%
  19,000      Companhia Vale do Rio Doce (A.D.R.)               $    821,370
 183,800      Hitachi Metals, Ltd.                                 2,163,631
                                                                ------------
                                                                $  2,985,001
                                                                ------------
              Total Materials                                   $ 13,739,948
                                                                ------------
              Capital Goods - 10.7%
              Building Products - 1.1%
  26,308      Compagnie de Saint Gobain                         $  1,836,124
                                                                ------------
              Construction & Farm Machinery & Heavy Trucks - 1.5%
  56,600      Daewoo Heavy Industries & Machinery, Ltd.*        $  1,494,661
  61,000      Komatsu, Ltd.                                        1,163,893
                                                                ------------
                                                                $  2,658,554
                                                                ------------
              Electrical Component & Equipment - 0.8%
  12,600      Schneider Electric SA                             $  1,360,167
                                                                ------------
              Heavy Electrical Equipment - 1.4%
 281,000      Mitsubishi Electric Corp.                         $  2,385,776
                                                                ------------
              Industrial Conglomerates - 1.8%
 102,000      Keppel Corp.*                                     $    870,373
  23,200      Siemens*                                             2,164,104
                                                                ------------
                                                                $  3,034,477
                                                                ------------
              Industrial Machinery - 2.2%
  78,800      AB SKF                                            $  1,284,066
  12,300      Fanuc, Ltd.                                          1,183,616
  98,300      Nabtesco Corp.                                       1,221,965
                                                                ------------
                                                                $  3,689,647
                                                                ------------
              Trading Companies & Distributors - 1.9%
 111,000      Mitsui & Co., Ltd.                                $  1,605,583
 115,400      Sumitomo Corp.                                       1,643,956
                                                                ------------
                                                                $  3,249,539
                                                                ------------
              Total Capital Goods                               $ 18,214,284
                                                                ------------

The accompanying notes are an integral part of these financial statements.    17

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
              Commercial Services & Supplies - 0.5%
              Office Services & Supplies - 0.5%
   43,900     Buhrmann NV                                           $    774,211
                                                                    ------------
              Total Commercial Services & Supplies                  $    774,211
                                                                    ------------
              Transportation - 2.3%
              Air Freight & Couriers - 1.1%
    3,700     Panalpina Welttransport Holding AG*                   $    343,560
   45,068     TNT Post Group N.V.                                      1,557,670
                                                                    ------------
                                                                    $  1,901,230
                                                                    ------------
              Railroads - 1.2%
      278     East Japan Railway Co.                                $  2,059,806
                                                                    ------------
              Total Transportation                                  $  3,961,036
                                                                    ------------
              Automobiles & Components - 4.0%
              Auto Parts & Equipment - 0.9%
   39,000     Denso Corp.                                           $  1,541,248
                                                                    ------------
              Automobile Manufacturers - 1.7%
    8,400     Hyundai Motor Co., Ltd.*                              $    703,536
   38,900     Toyota Motor Co.                                         2,118,576
                                                                    ------------
                                                                    $  2,822,112
                                                                    ------------
              Tires & Rubber - 1.4%
    7,600     Compagnie Generale des Etablissements Michelin        $    477,012
   17,100     Continental AG                                           1,881,680
                                                                    ------------
                                                                    $  2,358,692
                                                                    ------------
              Total Automobiles & Components                        $  6,722,052
                                                                    ------------
              Consumer Durables & Apparel - 2.6%
              Apparel, Accessories & Luxury Goods - 0.5%
    4,000     Adidas-Salomon AG                                     $    790,925
    9,363     Burberry Group Plc                                          75,304
                                                                    ------------
                                                                    $    866,229
                                                                    ------------
              Consumer Electronics - 1.3%
   47,600     Sony Corp.                                            $  2,194,674
                                                                    ------------
              Footwear - 0.3%
    1,300     Puma AG Rudolf Dassler Sport*                         $    491,624
                                                                    ------------

18    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                         Value
              Homebuilding - 0.5%
  39,200      Persimmon Plc                                         $    903,309
                                                                    ------------
              Total Consumer Durables & Apparel                     $  4,455,836
                                                                    ------------
              Consumer Services - 0.7%
              Casinos & Gaming - 0.3%
  14,700      Opap SA*                                              $    562,229
                                                                    ------------
              Hotels, Resorts & Cruise Lines - 0.4%
  14,800      Carnival Corp.                                        $    701,076
                                                                    ------------
              Total Consumer Services                               $  1,263,305
                                                                    ------------
              Media - 2.6%
              Broadcasting & Cable Television - 1.7%
 241,800      ITV Plc*                                              $    501,838
   1,600      Jupiter Telecommunications Co., Ltd.*                    1,131,379
  17,700      M6 Metropole Television*                                   526,048
  60,000      Mediaset S.p.A.                                            705,093
                                                                    ------------
                                                                    $  2,864,358
                                                                    ------------
              Movies & Entertainment - 0.9%
  46,800      Vivendi Universal                                     $  1,602,581
                                                                    ------------
              Total Media                                           $  4,466,939
                                                                    ------------
              Retailing - 1.6%
              Catalog Retail - 0.3%
  26,402      GUS Plc                                               $    482,959
                                                                    ------------
              Department Stores - 1.2%
  10,900      Next Plc*                                             $    311,914
 109,200      Takashimaya Co., Ltd. (c)                                1,665,270
                                                                    ------------
                                                                    $  1,977,184
                                                                    ------------
              Specialty Stores - 0.1%
  85,400      HMV Group Plc*                                        $    252,095
                                                                    ------------
              Total Retailing                                       $  2,712,238
                                                                    ------------
              Food & Drug Retailing - 2.3%
              Drug Retail - 0.4%
  48,346      Boots Group Plc                                       $    600,918
                                                                    ------------

The accompanying notes are an integral part of these financial statements.    19

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
              Hypermarkets & Supercenters - 1.9%
   64,900     Aeon Co., Ltd.                                        $  1,569,156
   19,800     Carrefour Supermarch*                                    1,052,029
    1,500     Shinsegae Co., Ltd.*                                       683,388
                                                                    ------------
                                                                    $  3,304,573
                                                                    ------------
              Total Food & Drug Retailing                           $  3,905,491
                                                                    ------------
              Food, Beverage & Tobacco - 3.6%
              Brewers - 0.4%
   30,800     South African Breweries Plc*                          $    607,093
                                                                    ------------
              Distillers & Vintners - 1.0%
   85,300     Diageo Plc                                            $  1,342,459
    2,100     Pernod Ricard SA*                                          402,536
                                                                    ------------
                                                                    $  1,744,995
                                                                    ------------
              Packaged Foods & Meats - 2.2%
   23,800     Associated British Foods Plc*                         $    351,409
    7,900     Nestle SA                                                2,346,345
   72,700     Toyo Suisan Kaisha, Ltd.                                 1,108,991
                                                                    ------------
                                                                    $  3,806,745
                                                                    ------------
              Total Food, Beverage & Tobacco                        $  6,158,833
                                                                    ------------
              Household & Personal Products - 0.3%
              Household Products - 0.3%
   15,200     Reckitt Benckiser Plc*                                $    534,992
                                                                    ------------
              Total Household & Personal Products                   $    534,992
                                                                    ------------
              Health Care Equipment & Services - 0.8%
              Health Care Equipment - 0.6%
    9,800     Synthes, Inc.                                         $  1,072,651
                                                                    ------------
              Health Care Services - 0.2%
    7,700     Icon Plc (A.D.R.)*                                    $    376,453
                                                                    ------------
              Total Health Care Equipment & Services                $  1,449,104
                                                                    ------------
              Pharmaceuticals & Biotechnology - 6.7%
              Biotechnology - 0.2%
   21,100     Cambridge Antibody Technology Group*                  $    280,762
                                                                    ------------

20    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                  Value
              Pharmaceuticals - 6.5%
  27,300      Astellas Pharma, Inc.                                 $  1,036,961
  60,300      Astrazeneca Plc                                          3,033,163
  64,100      Daiichi Sankyo Co., Ltd.*                                1,460,766
  23,000      Roche Holdings AG*                                       3,426,300
  35,800      Shire Pharmaceuticals Group Plc (A.D.R.)                 1,664,342
  10,400      UCB SA                                                     511,895
                                                                    ------------
                                                                    $ 11,133,427
                                                                    ------------
              Total Pharmaceuticals & Biotechnology                 $ 11,414,189
                                                                    ------------
              Banks - 15.4%
              Diversified Banks - 15.4%
  17,500      Banco Popolare Di Verona*                             $    459,504
 267,045      Barclays Plc                                             3,122,911
  43,800      BNP Paribas SA                                           4,066,552
  34,600      Commonwealth Bank of Australia                           1,121,843
   8,400      Credit Agricole SA                                         326,287
  64,100      Depfa Bank Plc*                                          1,141,848
 106,000      Development Bank of Singapore, Ltd.                      1,068,927
  11,500      Kookmin Bank (A.D.R.)*                                     983,480
     163      Mitsubishi UFJ Financial Group, Inc.                     2,485,527
 135,200      Royal Bank of Scotland Group Plc                         4,396,164
  18,738      Societe Generale                                         2,815,596
     219      Sumitomo Mitsui Financial Group, Inc.                    2,418,599
 114,580      Turkiye Is Bankasi (Isbank)*                               952,543
  12,700      Uniao de Bancos Brasileiros SA (G.D.R.) (144A)             938,657
                                                                    ------------
                                                                    $ 26,298,438
                                                                    ------------
              Total Banks                                           $ 26,298,438
                                                                    ------------
              Diversified Financials - 5.2%
              Asset Management & Custody Banks - 1.0%
   5,700      EFG International*                                    $    157,310
  11,500      Julius Baer Holding                                      1,037,834
  13,400      Man Group Plc*                                             573,284
                                                                    ------------
                                                                    $  1,768,428
                                                                    ------------

The accompanying notes are an integral part of these financial statements.    21

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
              Diversified Capital Markets - 3.6%
  78,100      CS Group                                              $  4,380,563
  15,400      Deutsche Bank AG                                         1,755,838
                                                                    ------------
                                                                    $  6,136,401
                                                                    ------------
              Investment Banking & Brokerage - 0.6%
  70,000      Daiwa Securities Group, Inc.                          $    939,613
                                                                    ------------
              Total Diversified Financials                          $  8,844,442
                                                                    ------------
              Insurance - 5.3%
              Life & Health Insurance - 1.3%
  42,700      China Life Insurance Co. (A.D.R.)*                    $  2,179,835
                                                                    ------------
              Multi-Line Insurance - 2.5%
  95,100      Aviva Plc                                             $  1,320,668
  37,900      AXA                                                      1,325,939
   1,800      Helvetia Partia Holding*                                   407,320
   5,400      Zurich Financial Services*                               1,267,598
                                                                    ------------
                                                                    $  4,321,525
                                                                    ------------
              Property & Casualty Insurance - 0.9%
 108,100      Mitsui Sumitomo Insurance Co.                         $  1,471,031
                                                                    ------------
              Reinsurance - 0.6%
  15,800      Swiss Re                                              $  1,103,716
                                                                    ------------
              Total Insurance                                       $  9,076,107
                                                                    ------------
              Real Estate - 1.4%
              Real Estate Management & Development - 1.4%
 245,000      Dawnay Day Treveria Plc*                              $    379,589
  89,400      Mitsui Fudosan Co.                                       2,053,182
                                                                    ------------
                                                                    $  2,432,771
                                                                    ------------
              Total Real Estate                                     $  2,432,771
                                                                    ------------
              Software & Services - 1.7%
              Application Software - 0.5%
   4,100      SAP AG*                                               $    891,021
                                                                    ------------

22     The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
             IT Consulting & Other Services - 1.2%
  4,900      Atos Origin*                                           $    363,292
 13,500      Nomura Research Institute, Ltd.                           1,653,457
                                                                    ------------
                                                                    $  2,016,749
                                                                    ------------
             Total Software & Services                              $  2,907,770
                                                                    ------------
             Technology Hardware & Equipment - 3.8%
             Communications Equipment - 1.8%
797,800      Ericsson LM                                            $  3,022,656
                                                                    ------------
             Electronic Equipment & Instruments - 1.0%
  6,380      Keyence Corp.*                                         $  1,656,304
                                                                    ------------
             Office Electronics - 1.0%
 24,600      Canon, Inc.                                            $  1,624,872
                                                                    ------------
             Total Technology Hardware & Equipment                  $  6,303,832
                                                                    ------------
             Semiconductors - 0.2%
             Semiconductor Equipment - 0.2%
 17,800      ASM Lithography Holding N.V.*                          $    361,879
                                                                    ------------
             Total Semiconductors                                   $    361,879
                                                                    ------------
             Telecommunication Services - 4.7%
             Alternative Carriers - 1.1%
 18,000      Fastweb*(c)                                            $    917,451
149,400      Inmarsat Plc*                                             1,009,486
                                                                    ------------
                                                                    $  1,926,937
                                                                    ------------
             Integrated Telecommunication Services - 3.0%
 76,634      France Telecom SA                                      $  1,722,698
 50,000      Telekom Austria AG                                        1,176,860
 94,200      Telekomunikacja Polska SA                                   640,402
250,800      Telia AB*                                                 1,501,447
                                                                    ------------
                                                                    $  5,041,407
                                                                    ------------
             Wireless Telecommunication Services - 0.6%
 31,800      Mobile Telesystems (A.D.R.)                            $  1,052,580
                                                                    ------------
             Total Telecommunication Services                       $  8,020,924
                                                                    ------------
             Utilities - 3.0%
             Electric Utilities - 1.7%
 26,100      E.On AG                                                $  2,868,992
                                                                    ------------

The accompanying notes are an integral part of these financial statements.    23

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
              Gas Utilities - 1.0%
 401,000      Tokyo Gas Co., Ltd.                                   $  1,751,553
                                                                    ------------
              Multi-Utilities - 0.3%
  58,800      National Grid Plc                                     $    585,699
                                                                    ------------
              Total Utilities                                       $  5,206,244
                                                                    ------------
              TOTAL COMMON STOCK                                    $162,741,779
                                                                    ------------
              (Cost $138,489,672)

    Principal
       Amount
                TEMPORARY CASH INVESTMENTS - 3.7%
                Repurchase Agreement - 2.6%
$4,400,000      UBS Warburg, Inc., 4.45%, dated 3/31/06, repur-
                chase price of $4,400,000 plus accrued interest
                on 4/3/06, collateralized by $4,589,000 U.S.
                Treasury Bill, 0.0% 9/14/06                        $  4,400,000
                                                                   ------------

      Shares
               Security Lending Collateral - 1.1%
 1,887,900     Securities Lending Investment Fund, 4.7%            $  1,887,900
                                                                   ------------
               TOTAL TEMPORARY CASH INVESTMENTS                    $  6,287,900
                                                                   ------------
               (Cost $6,287,900)
               TOTAL INVESTMENT IN SECURITIES - 100.4%             $171,358,927
                                                                   ------------
               (Cost $146,510,850) (a) (b)
               OTHER ASSETS AND LIABILITIES - (0.4)%               $   (632,306)
                                                                   ------------
               TOTAL NET ASSETS - 100.0%                           $170,726,621
                                                                   ============

24    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*   Non-income producing security

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2006, the value of these securities amounted to $938,657 or 0.5% of net assets.

(a) At March 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $146,900,520 was as follows:

       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                         $25,634,719
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                          (1,176,312)
                                                                                -----------
       Net unrealized gain                                                      $24,458,407
                                                                                ===========

(b) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in securities, is as follows:

       Japan                              27.10%
       France                              14.8
       United Kingdom                      14.4
       Switzerland                         10.5
       Germany                              8.1
       Sweden                               3.5
       Spain                                2.4
       South Korea                          2.3
       Italy                                2.0
       Brazil                               2.0
       Australia                            1.9
       United States                        1.6
       Netherlands                          1.6
       Ireland                              1.4
       People's Republic of China           1.3
       Singapore                            1.1
       Norway                               0.8
       Austria                              0.7
       Russia                               0.6
       Turkey                               0.5
       Panama                               0.4
       Poland                               0.4
       Greece                               0.3
       Belgium                              0.3
                                         ------
                                         100.00%
                                         ======

The accompanying notes are an integral part of these financial statements.    25

Pioneer International Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/06                                    (continued)
--------------------------------------------------------------------------------

(c)   At March 31, 2006, the following securities were out on loan:

       Shares           Security              Value
  10,000        Fastweb*                  $  509,700
  84,000        Takashimaya Co., Ltd.      1,281,000
                                          ----------
                Total                     $1,790,700
                                          ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2006 aggregated $193,021,013 and $124,712,583 respectively.

26    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 3/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
    loaned of $1,790,700) (cost $146,510,850)                      $171,358,927
  Receivables -
    Investment securities sold                                        1,363,300
    Fund shares sold                                                  1,108,990
    Dividends, interest and foreign taxes withheld                      555,867
    Due from Pioneer Investment Management, Inc.                         45,740
                                                                   ------------
     Total assets                                                  $174,432,824
                                                                   ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  1,414,025
    Fund shares repurchased                                             209,820
    Forward foreign currency settlement contracts, net                    3,202
    Upon return of securities loaned                                  1,887,900
  Due to bank                                                            68,077
  Due to affiliates                                                      34,380
  Accrued expenses                                                       88,799
                                                                   ------------
     Total liabilities                                             $  3,706,203
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $138,416,625
  Undistributed net investment income                                   360,235
  Accumulated net realized gain on investments and foreign
    currency transactions                                             7,109,418
  Net unrealized gain on investments                                 24,848,077
  Net unrealized loss on forward foreign currency
    contracts and other assets and liabilities
    denominated in foreign currencies                                    (7,734)
                                                                   ------------
     Total net assets                                              $170,726,621
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $38,277,045/1,537,273 shares)                  $      24.90
                                                                   ============
  Class B (based on $15,277,846/669,524 shares)                    $      22.82
                                                                   ============
  Class C (based on $9,375,197/415,610 shares)                     $      22.56
                                                                   ============
  Investor Class (based on $7,571,653/303,214 shares)              $      24.97
                                                                   ============
  Class Y (based on $100,224,880/4,000,669 shares)                 $      25.05
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A ($24.90 [divided by] 94.25% )                            $      26.42
                                                                   ============

The accompanying notes are an integral part of these financial statements.    27

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 3/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $319,120)                  $ 2,396,390
  Interest                                                                    80,021
  Income from securities loaned, net                                          70,427
                                                                         -----------
     Total investment income                                                                       $ 2,546,838
                                                                                                   -----------
EXPENSES:
  Management fees                                                        $ 1,025,073
  Transfer agent fees and expenses
   Class A                                                                   179,998
   Class B                                                                    81,133
   Class C                                                                    38,764
   Investor Class                                                             38,898
   Class Y                                                                     3,331
  Distribution fees
   Class A                                                                    73,905
   Class B                                                                   123,617
   Class C                                                                    72,505
  Administrative reimbursements                                               22,216
  Custodian fees                                                              91,795
  Registration fees                                                           69,781
  Professional fees                                                           65,309
  Printing expense                                                            38,209
  Fees and expenses of nonaffiliated trustees                                  8,734
  Miscellaneous                                                               20,634
                                                                         -----------
     Total expenses                                                                                $ 1,953,902
                                                                                                   -----------
     Less management fees waived and expenses
       reimbursed by Pioneer Investment Management, Inc.                                              (327,754)
     Less fees paid indirectly                                                                          (5,582)
                                                                                                   -----------
     Net expenses                                                                                  $ 1,620,566
                                                                                                   -----------
       Net investment income                                                                       $   926,272
                                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY CONTRACTS:
  Net realized gain (loss) on:
   Investments (net of foreign capital gains taxes of $8,073)            $10,441,529
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                           (52,334)              $10,389,195
                                                                         -----------               -----------
  Change in net unrealized gain (loss) on:
   Investments                                                           $15,717,313
   Forward foreign currency contracts and other assets and
     liabilities denominated in foregin currencies                            (5,721)              $15,711,592
                                                                         -----------               -----------
  Net gain on investments and foreign currency contracts                                           $26,100,787
                                                                                                   -----------
  Net increase in net assets resulting from operations                                             $27,027,059
                                                                                                   ===========

28    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 3/31/06 and 3/31/05, respectively

                                                                             Year Ended                        Year Ended
                                                                              3/31/06                            3/31/05
FROM OPERATIONS:
Net investment income                                                     $    926,272                      $   142,851
Net realized gain on investments                                            10,389,195                        8,265,842
Change in net unrealized gain (loss) on investments                         15,711,592                         (810,283)
                                                                          ------------                      -----------
    Net increase in net assets resulting
     from operations                                                      $ 27,027,059                      $ 7,598,410
                                                                          ------------                      -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.01 and $0.00 per share, respectively)                     $    (10,404)                     $        --
    Investor Class ($0.03 and $0.00 per share,
     respectively)                                                              (8,031)                              --
    Class Y ($0.13 and $0.00 per share, respectively)                         (479,294)                              --
Net realized gain:                                                                                                   --
    Class A ($0.67 and $0.00 per share, respectively)                     $   (920,040)                     $        --
    Class B ($0.67 and $0.00 per share, respectively)                         (387,517)                              --
    Class C ($0.67 and $0.00 per share, respectively)                         (239,867)                              --
    Investor Class ($0.67 and $0.00 per share,
     respectively)                                                            (211,179)                              --
    Class Y ($0.67 and $0.00 per share, respectively)                       (2,314,895)                              --
                                                                          ------------                      -----------
     Total distributions to shareowners                                   $ (4,571,227)                     $        --
                                                                          ------------                      -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          $ 99,685,121                      $36,528,446
Shares issued in reorganization                                                     --                       19,043,436
Reinvestment of distributions                                                4,457,317                                -
Cost of shares repurchased                                                 (26,630,147)                     (22,996,727)
Redemption fees                                                                 13,051                                -
                                                                          ------------                      ------------
    Net increase in net assets resulting from
     Fund share transactions                                              $ 77,525,342                      $32,575,155
                                                                          ------------                      -----------
    Net increase in net assets                                            $ 99,981,174                      $40,173,565
                                                                          ------------                      -----------
NET ASSETS:
Beginning of year                                                         $ 70,745,447                      $30,571,882
                                                                          ------------                      -----------
End of year (including undistributed net investment
  income (accumulated net investment loss) of
  $360,235 and ($7,901), respectively)                                    $170,726,621                      $70,745,447
                                                                          ============                      ===========

The accompanying notes are an integral part of these financial statements.    29

Pioneer International Equity Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '06 Shares      '06 Amount       '05 Shares      '05 Amount
CLASS A
Shares sold                          554,691      $12,268,081         614,106       $11,776,624
Reinvestment of distributions         41,333          897,066              --                --
Less shares repurchased             (405,349)      (8,751,748)       (312,701)       (5,875,722)
                                    --------      -----------        --------       ------------
    Net increase                     190,675      $ 4,413,399         301,405       $ 5,900,902
                                    ========      ===========        ========       ============
CLASS B
Shares sold                          282,363      $ 5,818,734         371,893       $ 6,572,646
Reinvestment of distributions         17,152          341,843              --                --
Less shares repurchased             (287,730)      (5,728,306)       (236,657)       (4,145,203)
                                    --------      -----------        --------       ------------
    Net increase                      11,785      $   432,271         135,236       $ 2,427,443
                                    --------      -----------        --------       ------------
CLASS C
Shares sold                          205,052      $ 4,176,123         334,117       $ 5,735,544
Reinvestment of distributions         11,672          230,063              --                --
Less shares repurchased             (165,760)      (3,265,540)       (194,850)       (3,316,913)
                                    --------      -----------        --------       ------------
    Net increase                      50,964      $ 1,140,646         139,267       $ 2,418,631
                                    --------      -----------        --------       ------------
INVESTOR CLASS
Shares sold                               --      $        --              --       $        --
Shares issued in
  reorganization                          --               --         966,672        19,043,436
Reinvestment of distributions          9,704          211,787              --                 -
Less shares repurchased             (219,887)      (4,659,004)       (453,275)       (9,417,970)
                                    --------      -----------        --------       ------------
    Net increase (decrease)         (210,183)     $(4,447,217)        513,397       $ 9,625,466
                                    --------      -----------        --------       ------------
CLASS Y
Shares sold                        3,449,013      $77,435,234         618,960       $12,443,632
Reinvestment of distributions        125,672        2,776,558               -                 -
Less shares repurchased             (180,095)      (4,225,549)        (12,881)         (240,919)
                                   ---------      -----------        --------       ------------
    Net increase                   3,394,590      $75,986,243         606,079       $12,202,713
                                   ---------      -----------        --------       ------------

30    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 3/31/06      3/31/05      3/31/04      3/31/03      3/31/02
CLASS A
Net asset value, beginning of period                             $ 20.72     $ 17.55      $ 11.64      $  15.94     $ 16.81
                                                                 -------     -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.18     $  0.09      $  0.10      $   0.05     $ (0.06)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     4.67        3.08         5.81         (4.35)      (0.78)
                                                                 -------     -------      -------      --------     -------
   Net increase (decrease) from investment operations            $  4.85     $  3.17      $  5.91      $  (4.30)    $ (0.84)
Distributions to shareowners:
 Net investment income                                             (0.01)          -            -             -           -
 Net realized gain                                                 (0.67)          -            -             -       (0.03)
                                                                 -------     -------      -------      --------     -------
Total distributions                                                (0.68)          -            -             -       (0.03)
                                                                 -------     -------      -------      --------     -------
Redemption fees                                                     0.01           -            -             -           -
                                                                 -------     -------      -------      --------     -------
Net increase (decrease) in net asset value                       $  4.18     $  3.17      $  5.91      $  (4.30)    $ (0.87)
                                                                 -------     -------      -------      --------     -------
Net asset value, end of period                                   $ 24.90     $ 20.72      $ 17.55      $  11.64     $ 15.94
                                                                 =======     =======      =======      ========     =======
Total return*                                                      23.93%      18.06%       50.77%       (26.98)%     (4.98)%
Ratio of net expenses to average net assets+                        1.60%       1.65%        1.75%         1.76%       1.75%
Ratio of net investment income (loss) to average net assets+        0.91%       0.52%        0.67%         0.30%      (0.35)%
Portfolio turnover rate                                              117%        124%         169%           45%         77%
Net assets, end of period (in thousands)                         $38,277     $27,906      $18,345      $ 11,578     $16,455
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.08%       2.57%        2.80%         2.94%       2.68%
 Net investment income (loss)                                       0.43%      (0.40)%      (0.38)%       (0.88)%     (1.28)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.60%       1.65%        1.75%         1.75%       1.75%
 Net investment income (loss)                                       0.91%       0.52%        0.67%         0.31%      (0.35)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    31

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                 3/31/06      3/31/05      3/31/04      3/31/03      3/31/02
CLASS B
Net asset value, beginning of period                             $ 19.20     $ 16.41      $ 10.99      $  15.19     $ 16.16
                                                                 -------     -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.01     $ (0.06)     $ (0.03)     $  (0.09)    $ (0.21)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     4.27        2.85         5.45         (4.11)      (0.73)
                                                                 -------     -------      -------      --------     -------
   Net increase (decrease) from investment operations            $  4.28     $  2.79      $  5.42      $  (4.20)    $ (0.94)
Distributions to shareowners:
 Net realized gain                                                 (0.67)          -            -             -       (0.03)
                                                                 -------     -------      -------      --------     -------
Redemption fees                                                     0.01           -            -             -           -
                                                                 -------     -------      -------      --------     -------
Net increase (decrease) in net asset value                       $  3.62     $  2.79      $  5.42      $  (4.20)    $ (0.97)
                                                                 -------     -------      -------      --------     -------
Net asset value, end of period                                   $ 22.82     $ 19.20      $ 16.41      $  10.99     $ 15.19
                                                                 =======     =======      =======      ========     =======
Total return*                                                      22.85%      17.00%       49.32%       (27.65)%     (5.80)%
Ratio of net expenses to average net assets+                        2.50%       2.54%        2.66%         2.59%       2.62%
Ratio of net investment income (loss) to average net assets+        0.05%      (0.37)%      (0.23)%       (0.54)%     (1.22)%
Portfolio turnover rate                                              117%        124%         169%           45%         77%
Net assets, end of period (in thousands)                         $15,278     $12,632      $ 8,575      $  5,573     $ 8,992
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.91%       3.42%        3.70%         3.78%       3.54%
 Net investment loss                                               (0.36)%     (1.25)%      (1.27)%       (1.73)%     (2.14)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       2.50%       2.53%        2.65%         2.59%       2.62%
 Net investment income (loss)                                       0.05%      (0.36)%      (0.22)%       (0.54)%     (1.22)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    32

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  3/31/06       3/31/05      3/31/04      3/31/03      3/31/02
CLASS C
Net asset value, beginning of period                             $ 18.99       $ 16.21      $ 10.89      $  15.10     $ 16.14
                                                                 -------       -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     -(a)    $ (0.04)     $ (0.07)     $  (0.04)    $ (0.24)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     4.23          2.82         5.39         (4.17)      (0.77)
                                                                 -------       -------      -------      --------     -------
   Net increase (decrease) from investment operations            $  4.23       $  2.78      $  5.32      $  (4.21)    $ (1.01)
Distributions to shareowners:
 Net realized gain                                                 (0.67)            -            -             -       (0.03)
                                                                 -------       -------      -------      --------     -------
Redemption fees                                                     0.01             -            -             -           -
                                                                 -------       -------      -------      --------     -------
Net increase (decrease) in net asset value                       $  3.57       $  2.78      $  5.32      $  (4.21)    $ (1.04)
                                                                 -------       -------      -------      --------     -------
Net asset value, end of period                                   $ 22.56       $ 18.99      $ 16.21      $  10.89     $ 15.10
                                                                 =======       =======      =======      ========     =======
Total return*                                                      22.84%        17.15%       48.85%       (27.88)%     (6.24)%
Ratio of net expenses to average net assets+                        2.50%         2.45%        3.02%         2.98%       2.92%
Ratio of net investment income (loss) to average net assets+        0.02%        (0.26)%      (0.64)%       (0.93)%     (1.53)%
Portfolio turnover rate                                              117%          124%         169%           45%         77%
Net assets, end of period (in thousands)                         $ 9,375       $ 6,925      $ 3,652      $  1,788     $ 1,553
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.80%         3.30%        4.03%         4.15%       3.86%
 Net investment loss                                               (0.28)%       (1.11)%      (1.65)%       (2.10)%     (2.47)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       2.50%         2.44%        3.02%         2.97%       2.91%
 Net investment income (loss)                                       0.02%        (0.25)%      (0.64)%       (0.92)%     (1.52)%

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Year Ended    12/11/04 to
                                                       3/31/06        3/31/05
INVESTOR CLASS
Net asset value, beginning of period                   $ 20.75       $ 19.70
                                                       -------       -------
Increase from investment operations:
  Net investment income                                $  0.28       $  0.08
  Net realized and unrealized gain on investments
   and foreign currency transactions                      4.64          0.97
                                                       -------       -------
     Net increase from investment operations           $  4.92       $  1.05
Distributions to shareowners:
  Net investment income                                  (0.03)            -
  Net realized gain                                      (0.67)            -
                                                       -------       -------
Net increase in net asset value                        $  4.22       $  1.05
                                                       -------       -------
Net asset value, end of period                         $ 24.97       $ 20.75
                                                       =======       =======
Total return*                                            24.18%         5.33%
Ratio of net expenses to average net assets+              1.40%         1.12%**
Ratio of net investment income to average
  net assets+                                             1.15%         0.77%**
Portfolio turnover rate                                    117%          124%
Net assets, end of period (in thousands)               $ 7,572       $10,656
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                            1.79%         1.71%**
  Net investment income                                   0.76%         0.18%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                            1.40%         1.11%**
  Net investment income                                   1.15%         0.78%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

34    The accompanying notes are an integral part of these financial statements.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     8/11/04 (a)
                                                      Year Ended          to
                                                        3/31/06        3/31/05
CLASS Y
Net asset value, beginning of period                  $  20.83        $ 17.40
                                                      --------        -------
Increase from investment operations:
  Net investment income                               $   0.15        $  0.06
  Net realized and unrealized gain on investments
   and foreign currency transactions                      4.87           3.37
                                                      --------        -------
     Net increase from investment operations          $   5.02        $  3.43
Distributions to shareowners:
  Net investment income                                  (0.13)
  Net realized gain                                      (0.67)             -
                                                      --------        -------
Net increase in net asset value                       $   4.22        $  3.43
                                                      --------        -------
Net asset value, end of period                        $  25.05        $ 20.83
                                                      ========        =======
Total return*                                            24.65%         19.71%
Ratio of net expenses to average net assets+              1.06%          0.87%**
Ratio of net investment income to average
  net assets+                                             1.09%          1.20%**
Portfolio turnover rate                                    117%           124%
Net assets, end of period (in thousands)              $100,225        $12,627
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                            1.21%          1.56%**
  Net investment income                                   0.94%          0.51%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                            1.06%          0.87%**
  Net investment income                                   1.09%          1.20%**

(a) Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    35

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer International Equity Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Investor Class and Class Y shares. Class Y shares were first publicly offered on August 11, 2004. Investor Class shares were first issued on December 10, 2004. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y and Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. Information regarding the Fund's principal investment risks is contained in the Fund's

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                              (continued)
--------------------------------------------------------------------------------

    prospectus(es). Please refer to those documents when considering the Fund's risks.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At March 31, 2006, the Fund had no outstanding portfolio hedges.

    The Fund's gross forward currency settlement contracts receivable and payable at March 31, 2006 were $50,725 and $53,927, respectively, resulting in a net payable of $3,202.

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2006, the Fund paid $8,073 in such taxes.

    In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of March 31, 2006, the Fund did not hold a reserve related to capital gains.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    There were no distributions paid during the year ended March 31, 2005. The tax character of distributions paid during the year ended March 31, 2006 was as follows:

--------------------------------------------------
                                    2006
--------------------------------------------------
  Distributions paid from:
  Ordinary income                   $1,455,627
  Long-term capital gain             3,115,600
  Return of capital                         --
                                    ----------
   Total                            $4,571,227
                                    ==========
--------------------------------------------------

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                              (continued)
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at March 31, 2006.

--------------------------------------------------
                                         2006
                                    -------------
  Undistributed ordinary income     $ 2,199,252
  Undistributed long-term gain        5,656,869
  Unrealized appreciation            24,453,875
                                    -----------
   Total                            $32,309,996
                                    ===========
--------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and mark to market on forward foreign currency contracts.

    At March 31, 2005, the Fund reclassified $60,407 to decrease undistributed net investment income, and $60,407 to increase accumulated net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net assets value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $20,710 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2006.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y and Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral will be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                              (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Effective January 1, 2006, management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. Prior to January 1, 2006, management fees were calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of the excess over $500 million. For the year ended March 31, 2006, the net management fee was equivalent to 0.95% of average net assets.

Under an agreement dated August 1, 2005, PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.60%, 2.50% and 2.50% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through August 1, 2008 for Class A shares and through August 1, 2006 for Class B and Class C shares. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond August 1, 2008 for Class A shares and August 1, 2006 for Class B and Class C shares. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

Through October 1, 2005, PIM had agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B, Class C and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

expenses to 1.40% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2006, $3,913 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $29,538 in transfer agent fees payable to PIMSS at March 31, 2006.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $929 in distribution fees payable to PFD at March 31, 2006.

In addition, redemptions of each class of shares (except Class Y and Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Effective December 1, 2004 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time

Pioneer International Equity Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/06                              (continued)
--------------------------------------------------------------------------------

those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended March 31, 2006, CDSCs of $19,152 were paid to PFD.

The Fund charges a 2.0% redemption fee on each class of shares sold within 30 days of purchase. For Class A shares this fee became effective November 1, 2003, while for Class B and C shares this fee became effective July 1, 2004. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended March 31, 2006, the Fund collected $13,051 in redemption fees, which are included in the Fund's capital account.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2006, the Fund's expenses were reduced by $5,582 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other Funds in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended March 31, 2006, the Fund had no borrowings under this agreement.

7. Merger Information

On December 8, 2004, beneficial owners of Safeco International Stock Fund (one of a series that comprised Safeco Common Stock Trust), approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 10, 2004, by exchanging all of Safeco's net assets for Investor Class shares of the Fund, based on

Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Fund's Class A shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

---------------------------------------------------------------------------------------------
                             Pioneer                  Safeco                   Pioneer
                          International            International            International
                           Equity Fund              Stock Fund               Equity Fund
                      (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
---------------------------------------------------------------------------------------------
  Net Assets                $44,880,278              $19,043,436              $63,923,714
  Shares
   Outstanding                2,324,813                1,678,949                3,291,485
  Investor Class
   Shares Issued                                                                  966,672
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                    Unrealized                Accumulated
                                                   Appreciation                  Gain
                                                    on Closing                On Closing
                                                       Date                      Date
----------------------------------------------------------------------------------------------
  Safeco International Stock Fund                 $6,383,650                 $4,692,286
----------------------------------------------------------------------------------------------

8. Tax Information (unaudited)

For the fiscal year ending March 31, 2006, the Fund has elected to pass through foreign tax credits of $214,257.

Pioneer International Equity Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareowners of Pioneer International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended March 31, 2002, were audited by other auditors who have ceased operations and whose report dated May 2, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
May 12, 2006

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics

Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareholders.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a Fund that is of a large number of investment companies offering a variety of investment

48
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Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      disciplines and providing for a large variety of Fund and shareholder services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and the results of an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total, return was in the second quintile of the peer group for the 12 months ended June 30, 2005, the third quintile for the three years ended June 30, 2005, and was in the fourth quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to

                                                                              49
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Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

      shareholders of the Fund, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its super vision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 (adjusted to reflect a reduction in the management fee) was in the thrid quintile relative to the management fees paid by the other funds in that peer group for the comparable period. Pioneer had agreed to reduce the management fee payable with respect to the Fund, reducing the fee at current asset levels from 1.00% of average daily net assets to 0.85% of average daily net assets. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2005 and expense ratios for the comparable period of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio (adjusted to reflect the reduction in management fee) was in the third quintile of this peer group for the most recent fiscal year. The Trustees

50
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Pioneer International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      concluded that the Fund's overall expense ratio was reasonable relative to comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of breakpoints in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels in a reasonable manner as the Fund grows in size, between Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The

                                                                              51
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Pioneer International Equity Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

      Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

52
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Pioneer International Equity Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer International Equity Fund

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                        Positions Held  Length of Service     Principal Occupation During         Other Directorships Held
Name and Age            With the Fund   and Term of Office    Past Five Years                     by This Trustee
John F. Cogan, Jr.      Chairman of the Trustee since 1996.   Deputy Chairman and a Director of   Chairman and
(79)*                   Board, Trustee  Serves until          Pioneer Global Asset Management     Directors of ICI
                        and President   successor trustee     S.p.A. ("PGAM"); Non-Executive      Mutual Insurance
                                        is elected or         Chairman and a Director of Pioneer  Company; Director of
                                        earlier retirement    Investment Management USA Inc.      Harbor Global
                                        or removal.           ("PIM-USA"); Chairman and a         Company, Ltd.
                                                              Director of Pioneer; Director of
                                                              Pioneer Alternative Investment
                                                              Management Limited (Dublin);
                                                              President and a Director of Pioneer
                                                              Alternative Investment Management
                                                              (Bermuda) Limited and affiliated
                                                              funds; Director of PIOGLOBAL Real
                                                              Estate Investment Fund (Russia);
                                                              Director of Nano-C, Inc. (since
                                                              2003); Director of Cole Investment
                                                              Corporation (since 2004); Director
                                                              of Fiduciary Counseling Inc.;
                                                              President and Director of Pioneer
                                                              Funds Distributor, Inc. ("PFD");
                                                              President of all of the Pioneer
                                                              Funds; and Of Counsel, Wilmer
                                                              Cutler Pickering Hale and Dorr LLP
                                                              (counsel to PIM-USA and the Pioneer
                                                              Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**    Trustee and     Trustee since 2003.  President and Chief Executive       None
                         Executive Vice  Serves until         Officer, PIM-USA since May 2003
                         President       successor trustee    (Director since January 2001);
                                         is elected or        President and Director of Pioneer
                                         earlier retirement   since May 2003; Chairman and
                                         or removal.          Director of Pioneer Investment
                                                              Management Shareholder Services,
                                                              Inc. ("PIMSS") since May 2003;
                                                              Executive Vice President of all of
                                                              the Pioneer Funds since June 2003;
                                                              Executive Vice President and Chief
                                                              Operating Officer of PIM-USA,
                                                              November 2000 to May 2003.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------

54

Pioneer International Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                        Positions Held  Length of Service    Principal Occupation During         Other Directorships Held
Name, Age and Address   With the Fund   and Term of Office   Past Five Years                     by This Trustee
David R. Bock** (62)    Trustee         Trustee since 2005.  Senior Vice President and Chief     Director of The Enterprise Social
3050 K. Street NW,                      Serves until         Financial Officer, I-trax, Inc.     Investment Company (privately-held
Washington, DC 20007                    successor trustee    (publicly traded health care        affordable housing finance
                                        is elected or        services company) (2001-present);   company); Director of New York
                                        earlier retirement   Managing Partner, Federal City      Mortgage Trust (publicly traded
                                        or removal.          Capital Advisors (boutique merchant mortgage REIT)
                                                             bank) (2002 to 2004); Executive
                                                             Vice President and Chief Financial
                                                             Officer, Pedestal Inc.
                                                             (internet-based mortgage trading
                                                             company) (2000-2002).

** Mr. Bock became a Trustee of the Trust on January 1, 2005.
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)         Trustee       Trustee since 1997.  President, Bush International       Director of Brady Corporation
3509 Woodbine Street,                   Serves until         (international financial advisory   (industrial identification and
Chevy Chase, MD 20815                   successor trustee    firm).                              specialty coated material products
                                        is elected or                                            manufacturer), Mortgage Guaranty
                                        earlier retirement                                       Insurance Corporation, and Briggs
                                        or removal.                                              & Stratton, Inc. (engine
                                                                                                 manufacturer)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58) Trustee       Trustee since 1996.  Founding Director, The Winthrop     None
1001 Sherbrooke Street                  Serves until         Group, Inc. (consulting firm);
West, Montreal, Quebec,                 successor trustee    Desautels, Faculty of Management,
Canada H3A 1G5                          is elected or        McGill University.
                                        earlier retirement
                                        or removal.
----------------------------------------------------------------------------------------------------------------------------------

                                                                              55

Pioneer International Equity Fund

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Positions Held  Length of Service    Principal Occupation During         Other Directorships Held
Name, Age and Address   With the Fund   and Term of Office   Past Five Years                     by This Trustee
Thomas J. Perna (55)      Trustee       Trustee since 2006.  Private investor (2004 - present);  Director of Quadriserv Inc.
89 Robbins Avenue,                      Serves until         Senior Executive Vice President,    (technology products for securities
Berkeley Heights, NJ                    successor trustee    The Bank of New York (financial     lending industry)
07922                                   is elected or        and securities services)
                                        earlier retirement   (1986 - 2004)
                                        or removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (57)  Trustee       Trustee since 1996.  President and Chief Executive       Director of New America High
One Boston Place,                       Serves until         Officer, Newbury, Piret & Company,  Income Fund, Inc. (closed-end
28th Floor,                             successor trustee    Inc. (investment banking firm).     investment company)
Boston, MA 02108                        is elected or
                                        earlier retirement
                                        or removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (77)      Trustee       Trustee since 1996.  Senior Counsel, Sullivan &          Director, The Swiss Helvetia Fund,
125 Broad Street,                       Serves until         Cromwell (law firm).                Inc. (closed-end investment
New York, NY 10004                      successor trustee                                        company) and AMVESCAP PLC
                                        is elected or                                            (investment managers)
                                        earlier retirement
                                        or removal.
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)        Trustee       Trustee since 1996.  President, John Winthrop & Co.,     None
One North Adgers Wharf,                 Serves until         Inc. (private investment firm).
Charleston, SC 29401                    successor trustee is
                                        elected or earlier
                                        retirement or
                                        removal.
----------------------------------------------------------------------------------------------------------------------------------

Pioneer International Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                         Positions Held  Length of Service   Principal Occupation During          Other Directorships Held
Name and Age             With the Fund   and Term of Office  Past Five Years                      by This Officer
Dorothy E. Bourassa (58) Secretary       Since November,      Secretary of PIM-USA; Senior Vice    None
                                         2000. Serves at the  President - Legal of Pioneer; and
                                         discretion of the    Secretary/Clerk of most of
                                         Board.               PIM-USA's subsidiaries; Secretary
                                                              of all of the Pioneer Funds since
                                                              September 2003 (Assistant Secretary
                                                              from November 2000 to September
                                                              2003).
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.           Assistant       Since September,     Assistant Vice President and Senior  None
Kelley (41)              Secretary       2003. Serves at the  Counsel of Pioneer since July 2002;
                                         discretion of the    Vice President and Senior Counsel
                                         Board.               of BISYS Fund Services, Inc. (April
                                                              2001 to June 2002); Senior Vice
                                                              President and Deputy General
                                                              Counsel of Funds Distributor, Inc.
                                                              (July 2000 to April 2001;
                                                              Assistant Secretary of all Pioneer
                                                              Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)     Assistant       Since September,     Partner, Wilmer Cutler Pickering     None
                         Secretary       2003. Serves at the  Hale and Dorr LLP; Assistant
                                         discretion of the    Secretary of all Pioneer Funds
                                         Board.               since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)        Treasurer       Since November,      Vice President - Fund Accounting,    None
                                         2000. Serves at the  Administration and Custody Services
                                         discretion of the    of Pioneer; and Treasurer of all of
                                         Board.               the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)     Assistant       Since November,      Deputy Treasurer of Pioneer since    None
                         Treasurer       2004. Serves at the  2004; Treasurer and Senior Vice
                                         discretion of the    President, CDC IXIS Asset
                                         Board.               Management Services from 2002 to
                                                              2003; Assistant Treasurer and Vice
                                                              President, MFS Investment
                                                              Management from 1997 to 2002; and
                                                              Assistant Treasurer of all of the
                                                              Pioneer Funds since November 2004.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Equity Fund

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Positions Held  Length of Service     Principal Occupation During           Other Directorships Held
Name and Age           With the Fund   and Term of Office    Past Five Years                       by This Officer
Luis I. Presutti (40)  Assistant       Since November,                                             None
                       Treasurer       2000. Serves at the   Assistant Vice President - Fund
                                       discretion of the     Accounting, Administration and
                                       Board.                Custody Services of Pioneer; and
                                                             Assistant Treasurer of all of the
                                                             Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (47)     Assistant       Since May, 2002.      Fund Accounting Manager - Fund        None
                       Treasurer       Serves at the         Accounting, Administration and
                                       discretion of the     Custody Services of Pioneer; and
                                       Board.                Assistant Treasurer of all of the
                                                             Pioneer Funds since May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim          Assistant       Since May, 2002.      Fund Administration Manager - Fund    None
Sullivan (32)          Treasurer       Serves at the         Accounting, Administration and
                                       discretion of the     Custody Services since June 2003;
                                       Board.                Assistant Vice President - Mutual
                                                             Fund Operations of State Street
                                                             Corporation from June 2002 to June
                                                             2003 (formerly Deutsche Bank Asset
                                                             Management); Pioneer Fund
                                                             Accounting, Administration and
                                                             Custody Services (Fund Accounting
                                                             Manager from August 1999 to May
                                                             2002); Assistant Treasurer of all
                                                             Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen     Chief          Since March, 2006.     Chief Compliance Officer of Pioneer   None
(45)                   Compliance     Serves at the          and Pioneer Funds since March 2006;
                       Officer        discretion of the      Vice President and Senior Counsel
                                      Board.                 of Pioneer since September 2004;
                                                             and Senior Vice President and
                                                             Counsel, State Street Research &
                                                             Management Company (February 1998
                                                             to September 2004).
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              59
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60
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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $37,375 in 2006 and approximately $42,500 in 2005.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2006 or 2005.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $6,800 in 2006 and $13,075 in 2005.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended March 31, 2006 and 2005.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2006 and 2005, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,800 in 2006 and $14,175 in 2005.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  May 30, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date May 30, 2006

* Print the name and title of each signing officer under his or her signature.